On December 17, 2021, a Verified Derivative Complaint was filed in the Delaware Court of Chancery against Guggenheim Funds Investment Advisors, LLC (“GFIA”), Tortoise Capital Advisors, L.L.C.(”Tortoise”), and the members of the Board of Trustees (the “Board”) of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”), entitled JB and Margaret Blaugrund Foundation v. Guggenheim Funds Investment Advisors, LLC, et al., No. 2021-1094 (the “Complaint”). The derivative claims, among other things, alleged that GFIA and the current and certain former members of the Board breached their fiduciary duties by (i) failing to manage risks regarding the use of leverage and liquidity in late 2019 and early 2020, (ii) recognizing certain tax accruals in an untimely fashion, and (iii) negotiating an unfair merger. The Complaint further alleged that the Board caused materially misleading and incomplete disclosures to be made in the preliminary joint proxy statement/prospectus related to the proposed Merger. The Complaint also alleged that GFIA and Tortoise breached certain contracts with the Fund by performing their duties in a grossly negligent manner. The Complaint seeks, among other things, to enjoin the closing of the Merger, and damages in an amount to be proven at trial. On January 17, 2022, a Verified Amended Derivative and Class Action Complaint for Declaratory, Injunctive and Monetary Relief was filed (the “Amended Complaint”). The Amended Complaint continues to assert the claims set forth in the Complaint, but characterizes certain of its claims for breach of fiduciary duty against GFIA and the Trustee Defendants in connection with the Merger as “direct” rather than “derivative” claims. GFIA and the Board believe that the Complaint and Amended Complaint are without merit. The Complaint and Amended Complaint are publicly available here: https://dechert.box.com/s/7dmsiw3c4eq7zb029b5aguys8fcta33o.